UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-127020-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1 Asset Backed Pass-Through Certificates, Series 2005-WMC1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-WMC1
               Asset Backed Pass-Through Certificates, Series 2005-WMC1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   January 4, 2006

        Exhibit Index

      99.1     Statement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-WMC1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WMC1
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        404,000,000.00    389,219,956.14     9,500,200.92    1,540,878.56     11,041,079.48    0.00        0.00    379,719,755.22
A2        382,300,000.00    359,091,321.13    21,216,767.05    1,376,915.72     22,593,682.77    0.00        0.00    337,874,554.08
A3        252,900,000.00    252,900,000.00             0.00    1,001,203.00      1,001,203.00    0.00        0.00    252,900,000.00
A4         59,041,000.00     59,041,000.00             0.00      239,509.66        239,509.66    0.00        0.00     59,041,000.00
M1         55,745,000.00     55,745,000.00             0.00      228,616.44        228,616.44    0.00        0.00     55,745,000.00
M2         49,953,000.00     49,953,000.00             0.00      205,750.86        205,750.86    0.00        0.00     49,953,000.00
M3         29,682,000.00     29,682,000.00             0.00      123,048.38        123,048.38    0.00        0.00     29,682,000.00
M4         26,786,000.00     26,786,000.00             0.00      114,138.12        114,138.12    0.00        0.00     26,786,000.00
M5         25,338,000.00     25,338,000.00             0.00      108,643.71        108,643.71    0.00        0.00     25,338,000.00
M6         23,167,000.00     23,167,000.00             0.00      100,364.59        100,364.59    0.00        0.00     23,167,000.00
M7         20,995,000.00     20,995,000.00             0.00      100,286.12        100,286.12    0.00        0.00     20,995,000.00
M8         18,099,000.00     18,099,000.00             0.00       88,383.45         88,383.45    0.00        0.00     18,099,000.00
M9         18,099,000.00     18,099,000.00             0.00       94,818.65         94,818.65    0.00        0.00     18,099,000.00
M10        13,755,000.00     13,755,000.00             0.00       81,842.25         81,842.25    0.00        0.00     13,755,000.00
M11        13,755,000.00     13,755,000.00             0.00       81,842.25         81,842.25    0.00        0.00     13,755,000.00
P                 100.00            100.00             0.00      359,025.58        359,025.58    0.00        0.00            100.00
R                   0.00              0.00             0.00            0.00              0.00    0.00        0.00              0.00
TOTALS  1,393,615,100.00  1,355,626,377.27    30,716,967.97    5,845,267.34     36,562,235.31    0.00        0.00  1,324,909,409.30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,447,912,146.71  1,409,923,423.48             0.00    2,290,134.33      2,290,134.33    0.00        0.00  1,379,206,114.81
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   ----------------------
A1    46626LBD1     963.41573302      23.51534881          3.81405584        27.32940465        939.90038421    A1       4.453750 %
A2    46626LBE9     939.29197261      55.49769043          3.60166288        59.09935331        883.79428219    A2       4.313750 %
A3    46626LBF6   1,000.00000000       0.00000000          3.95888889         3.95888889      1,000.00000000    A3       4.453750 %
A4    46626LBG4   1,000.00000000       0.00000000          4.05666672         4.05666672      1,000.00000000    A4       4.563750 %
M1    46626LBH2   1,000.00000000       0.00000000          4.10111113         4.10111113      1,000.00000000    M1       4.613750 %
M2    46626LBJ8   1,000.00000000       0.00000000          4.11888896         4.11888896      1,000.00000000    M2       4.633750 %
M3    46626LBK5   1,000.00000000       0.00000000          4.14555556         4.14555556      1,000.00000000    M3       4.663750 %
M4    46626LBL3   1,000.00000000       0.00000000          4.26111103         4.26111103      1,000.00000000    M4       4.793750 %
M5    46626LBM1   1,000.00000000       0.00000000          4.28777765         4.28777765      1,000.00000000    M5       4.823750 %
M6    46626LBN9   1,000.00000000       0.00000000          4.33222213         4.33222213      1,000.00000000    M6       4.873750 %
M7    46626LBP4   1,000.00000000       0.00000000          4.77666683         4.77666683      1,000.00000000    M7       5.373750 %
M8    46626LBQ2   1,000.00000000       0.00000000          4.88333333         4.88333333      1,000.00000000    M8       5.493750 %
M9    46626LBR0   1,000.00000000       0.00000000          5.23888889         5.23888889      1,000.00000000    M9       5.893750 %
M10   46626LBS8   1,000.00000000       0.00000000          5.95000000         5.95000000      1,000.00000000    M10      6.693750 %
M11   46626LBT6   1,000.00000000       0.00000000          5.95000000         5.95000000      1,000.00000000    M11      6.693750 %
P      N/A        1,000.00000000       0.00000000  3,590,255.80000000 3,590,255.80000000      1,000.00000000    P        0.000000 %
TOTALS              972.74087893      22.04121351          4.19431975        26.23553326        950.69966542
-----------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   ----------------------
C      N/A          973.76310205       0.00000000          1.58168045         1.58168045        952.54820394    C        0.000000 %
------------------------------------------------------------------------------------------   -------------   ----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

                               Scheduled Principal Payments (Total)                                                  729,979.96
                                                                            Group 1                                  307,731.17
                                                                            Group 2                                  422,248.79

                               Principal Prepayments (Total)                                                         29,845,947.40
                                                                            Group 1                                  5,873,575.41
                                                                            Group 2                                  7,408,293.61

                               Curtailments (Total)                                                                  142,004.43
                                                                            Group 1                                  130,967.34
                                                                            Group 2                                  11,037.09

                               Curtailment Interest Adjustments (Total)                                              -623.12
                                                                            Group 1                                  -277.81
                                                                            Group 2                                  -345.31

                               Repurchase Principal (Total)                                                          16,564,078.38
                                                                            Group 1                                  3,188,310.18
                                                                            Group 2                                  13,375,768.20

                               Substitution Amounts (Total)                                                          0.00
                                                                            Group 1                                  0.00
                                                                            Group 2                                  0.00

                               Net Liquidation Proceeds (Total)                                                      0.00
                                                                            Group 1                                  0.00
                                                                            Group 2                                  0.00

                               Other Principal Adjustments (Total)                                                   0.00
                                                                            Group 1                                  0.00
                                                                            Group 2                                  0.00
Interest Funds:

                               Gross Interest                                                                        8,369,378.14
                                                                            Group 1                                  3,056,711.96
                                                                            Group 2                                  5,312,666.18

                               Servicing Fees                                                                        587,468.08
                                                                            Group 1                                  215,753.46
                                                                            Group 2                                  371,714.62

                               Trustee Fees                                                                          3,524.81
                                                                            Group 1                                  1,294.52
                                                                            Group 2                                  2,230.29

                               Custodian Fee                                                                         2,349.87
                                                                            Group 1                                  863.01
                                                                            Group 2                                  1,486.86
Prepayment Penalties:
                               Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected    63
                                                                            Group 1                                 32
                                                                            Group 2                                 31

                               Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected   8,539,326.77
                                                                            Group 1                                 3,560,345.03
                                                                            Group 2                                 4,978,981.74

                               Amount of Prepayment Penalties Collected                                             359,025.58
                                                                            Group 1                                 151,875.70
                                                                            Group 2                                 207,149.88
Available Remitance Amount                                                                                          38,493,344.05

                               Principal Remittance Amount (Total)                                                  30,717,308.67
                                                                            Group 1                                 9,500,306.29
                                                                            Group 2                                 21,217,002.38

                               Interest Remittance Amount (Total)                                                   7,776,035.38
                                                                            Group 1                                 2,838,800.97
                                                                            Group 2                                 4,937,234.41
Pool Detail:
                               Beginning Number of Loans Outstanding                                                7,489
                                                                            Group 1                                 3,379
                                                                            Group 2                                 4,110

                               Ending Number of Loans Outstanding                                                   7,347
                                                                            Group 1                                 3,323
                                                                            Group 2                                 4,024

                               Beginning Aggregate Loan Balance                                                     1,409,923,423.48
                                                                            Group 1                                 517,808,374.72
                                                                            Group 2                                 892,115,048.76

                               Ending Aggregate Loan Balance                                                        1,379,206,114.81
                                                                            Group 1                                 508,308,068.43
                                                                            Group 2                                 870,898,046.38

                               Current Advances                                                                     0.00
                                                                            Group 1                                 0.00
                                                                            Group 2                                 0.00

                               Aggregate Advances                                                                   0.00
                                                                            Group 1                                 0.00
                                                                            Group 2                                 0.00

                               Weighted Average Remaning Term To Maturity                                           334.21
                                                                            Group 1                                 338.00
                                                                            Group 2                                 332.00

                               Weighted Average Net Mortgage Rate                                                   6.61826%
                                                                            Group 1                                 6.57881%
                                                                            Group 2                                 6.64116%

                                  Delinquent Mortgage Loans
                                  Group  1
                                  Category                      Number                    Principal Balance       Percentage
                                  1 Month                                 47                    7,076,897.07      1.39 %
                                  2 Month                                 22                    2,875,109.45      0.57 %
                                  3 Month                                  1                      319,374.61      0.06 %
                                  Total                                   70                   10,271,381.13      2.02 %

                                  Delinquent Mortgage Loans
                                  Group  2
                                  Category                      Number                    Principal Balance       Percentage
                                  1 Month                                 68                   13,311,822.37      1.53 %
                                  2 Month                                 44                    7,729,869.40      0.89 %
                                  3 Month                                  0                            0.00      0.00 %
                                  Total                                  112                   21,041,691.77      2.42 %
                                       * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                    Bankruptcies
                                    Group          Number of            Principal Balance          Percentage
                                    Number         Loans

                                          1                  9               853,336.38                   0.17%
                                          2                  5             1,257,257.78                   0.14%
                                    Total                   14             2,110,594.16                   0.15%

                                              Group 1 Bankruptcy Reporting:
                               Number of Bankruptcy Loans that are Current                                       8
                               Principal Balance of Bankruptcy Loans that are Current                            795,028.38
                               Number of Bankruptcy Loans that are 1 Month Delinquent                            1
                               Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                 58,308.00
                               Number of Bankruptcy Loans that are 2 Months Delinquent                           0
                               Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                0.00
                               Number of Bankruptcy Loans that are 3+ Months Delinquent                          0
                               Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent               0.00
                               Total Number of Bankruptcy Loans                                                  9
                               Total Principal Balance of Bankruptcy Loans                                       853,336.38

                                               Group 2 Bankruptcy Reporting:
                               Number of Bankruptcy Loans that are Current                                       5
                               Principal Balance of Bankruptcy Loans that are Current                            1,257,257.78
                               Number of Bankruptcy Loans that are 1 Month Delinquent                            0
                               Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                 0.00
                               Number of Bankruptcy Loans that are 2 Months Delinquent                           0
                               Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                0.00
                               Number of Bankruptcy Loans that are 3+ Months Delinquent                          0
                               Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent               0.00
                               Total Number of Bankruptcy Loans                                                  5
                               Total Principal Balance of Bankruptcy Loans                                       1,257,257.78

                                         Foreclosures
                                         Group         Number of           Principal Balance      Percentage
                                         Number        Loans

                                               1                 1              183,578.54               0.04%
                                               2                 1              294,687.49               0.03%
                                         Total                   2              478,266.03               0.03%

                                              Group 1 Foreclosure Reporting:
                               Number of Foreclosure Loans that are Current                                             0
                               Principal Balance of Foreclosure Loans that are Current                                  0.00
                               Number of Foreclosure Loans that are 1 Month Delinquent                                  0
                               Principal Balance of Foreclosure Loans that are 1 Month Delinquent                       0.00
                               Number of Foreclosure Loans that are 2 Months Delinquent                                 0
                               Principal Balance of Foreclosure Loans that are 2 Months Delinquent                      0.00
                               Number of Foreclosure Loans that are 3+ Months Delinquent                                1
                               Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                     183,578.54
                               Total Number of Foreclosure Loans                                                        1
                               Total Principal Balance of Foreclosure Loans                                             183,578.54

                                              Group 2 Foreclosure Reporting:
                               Number of Foreclosure Loans that are Current                                             0
                               Principal Balance of Foreclosure Loans that are Current                                  0.00
                               Number of Foreclosure Loans that are 1 Month Delinquent                                  0
                               Principal Balance of Foreclosure Loans that are 1 Month Delinquent                       0.00
                               Number of Foreclosure Loans that are 2 Months Delinquent                                 0
                               Principal Balance of Foreclosure Loans that are 2 Months Delinquent                      0.00
                               Number of Foreclosure Loans that are 3+ Months Delinquent                                1
                               Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                     294,687.49
                               Total Number of Foreclosure Loans                                                        1
                               Total Principal Balance of Foreclosure Loans                                             294,687.49

                                       REO Properties
                                       Group          Number of           Principal Balance  Percentage
                                       Number         Loans

                                             1                  0                    0.00           0.00%
                                             2                  0                    0.00           0.00%
                                       Total                    0                    0.00           0.00%

                                              Group 1 REO Reporting:
                               Number of REO Loans that are Current                                              0
                               Principal Balance of REO Loans that are Current                                   0.00
                               Number of REO Loans that are 1 Month Delinquent                                   0
                               Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                               Number of REO Loans that are 2 Months Delinquent                                  0
                               Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                               Number of REO Loans that are 3+ Months Delinquent                                 0
                               Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                               Total Number of REO Loans                                                         0
                               Total Principal Balance of REO Loans                                              0.00

                                               Group 2 REO Reporting:
                               Number of REO Loans that are Current                                              0
                               Principal Balance of REO Loans that are Current                                   0.00
                               Number of REO Loans that are 1 Month Delinquent                                   0
                               Principal Balance of REO Loans that are 1 Month Delinquent                        0.00
                               Number of REO Loans that are 2 Months Delinquent                                  0
                               Principal Balance of REO Loans that are 2 Months Delinquent                       0.00
                               Number of REO Loans that are 3+ Months Delinquent                                 0
                               Principal Balance of REO Loans that are 3+ Months Delinquent                      0.00
                               Total Number of REO Loans                                                         0
                               Total Principal Balance of REO Loans                                              0.00

                                        Loan Level REO - Schedule
                                        Group                      Loan Number          REO Date          Schedule Principal
                                        Number                                                            Balance

                                                                                                                  0.00
                                        Principal Payoffs by Group occured in this Distribution
                                        Group                 Number of       Principal Balance  Percentage
                                        Number                Loans

                                              1                   56        9,061,885.59           1.78%
                                              2                   86       20,784,061.81           2.39%
                                          Total                  142       29,845,947.40           2.16%


                               Realized Loss by Group

                               Group Number  Current Loss     Cumulative Loss  Ending Balance        Balance of      Net Liquidation
                                                                                                   Liquidated Loans      Proceeds

                               1                     0.00            0.00        508,308,068.43            0.00             0.00
                               2                     0.00            0.00        870,898,046.38            0.00             0.00
                               Total                 0.00            0.00      1,379,206,114.81            0.00             0.00
Loss Detail:

                               Current Realized Losses- Reduced by Recoveries                                              0.00
                                                                            Group 1                                        0.00
                                                                            Group 2                                        0.00

                               Cumulative Realized Losses - Reduced by Recoveries                                          0.00
                                                                            Group 1                                        0.00
                                                                            Group 2                                        0.00

                               Current Applied Losses                                                                      0.00
                               Cumulative Applied Losses                                                                   0.00

Trigger Event                                                                                                              NO
                               TEST I - Trigger Event Occurrence                                                           NO
                               (Is Delinquency Percentage > 33% of of Senior Enhancement Percetage ?)
                               Delinquency Percentage                                                                      0.82675%
                               33% of of Senior Enhancement Percetage                                                      8.36651%
                               OR
                               TEST II - Trigger Event Occurrence                                                          NO
                               (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                               Cumulative Realized Losses as % of Original Loan Bal                                        0.00000%
                               Required Cumulative Loss %                                                                  0.00000%

O/C Reporting
                               Targeted Overcollateralization Amount                                                54,296,705.50
                               Ending Overcollateralization Amount                                                  54,296,705.50
                               Ending Overcollateralization Deficiency                                              0.00
                               Overcollateralization Release Amount                                                 340.71
                               Monthly Excess Interest                                                              2,302,095.18
                               Payment to Class C                                                                   2,290,134.33

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                               Interest Carryforward Balance with respect to such Distribution Date
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Interest Carryforward Amount Paid This Period                                          0.00
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Interest Carryforward Amount Occured This Period                                       0.00
                                                                            Class A-1                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Remaining Interest Carryforward Amount
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

Amounts Received with respect to the Yield Maintenance Agreement                                                      0.00

Basis Risk Reserve Fund Account:
                               Beginning Balance                                                                      1,000.00
                               Additions to the Basis Risk Reserve Fund                                               11,960.85
                               Divident Earnings on the Basis Risk Reserve Fund                                       0.00
                               Withdrawals from the Basis Risk Reserve Fund                                           11,960.85
                               Ending Balance                                                                         1,000.00
Basis Risk Reserve Carryover:
                               Interest Carryover Balance with respect to such Distribution Date
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Interest Carryover Amount Occured This Period
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                5,980.42
                                                                            Class M-11                                5,980.42

                               Interest Carryover Amount Paid This Period
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                5,980.42
                                                                            Class M-11                                5,980.42

                               Remaining Interest Carryover Amount
                                                                            Class A-1                                 0.00
                                                                            Class A-2                                 0.00
                                                                            Class M-1                                 0.00
                                                                            Class A-3                                 0.00
                                                                            Class A-4                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

Non-Supported Interest Shortfall:

                               Total Prepayment Interest Shortfall occured this distribution                          0.00

                               Prepayment Interest Shortfall Allocated to Class A-1                                   0.00
                               Prepayment Interest Shortfall Allocated to Class A-2                                   0.00
                               Prepayment Interest Shortfall Allocated to Class A-3                                   0.00
                               Prepayment Interest Shortfall Allocated to Class A-4                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-1                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-2                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-3                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-4                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-5                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-6                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-7                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-8                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-9                                   0.00
                               Prepayment Interest Shortfall Allocated to Class M-10                                  0.00
                               Prepayment Interest Shortfall Allocated to Class M-11                                  0.00
                               Prepayment Interest Shortfall Allocated to Class C                                     0.00

                               Total Relief Act Interest Shortfall occured this distribution                          0.00

                               Relief Act Interest Shortfall Allocated to Class A-1                                   0.00
                               Relief Act Interest Shortfall Allocated to Class A-2                                   0.00
                               Relief Act Interest Shortfall Allocated to Class A-3                                   0.00
                               Relief Act Interest Shortfall Allocated to Class A-4                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-1                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-2                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-3                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-4                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-5                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-6                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-7                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-8                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-9                                   0.00
                               Relief Act Interest Shortfall Allocated to Class M-10                                  0.00
                               Relief Act Interest Shortfall Allocated to Class M-11                                  0.00
                               Relief Act Interest Shortfall Allocated to Class C                                     0.00

Available Net Funds Cap to Libor Certificates                                                                         6.204621

One-Month LIBOR for Such Distribution Date                                                                            4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                               Class A-1                                                                              4.453750
                               Class A-2                                                                              4.313750
                               Class A-3                                                                              4.453750
                               Class A-4                                                                              4.563750
                               Class M-1                                                                              4.613750
                               Class M-2                                                                              4.633750
                               Class M-3                                                                              4.663750
                               Class M-4                                                                              4.793750
                               Class M-5                                                                              4.823750
                               Class M-6                                                                              4.873750
                               Class M-7                                                                              5.373750
                               Class M-8                                                                              5.493750
                               Class M-9                                                                              5.893750
                               Class M-10                                                                             6.693750
                               Class M-11                                                                             6.693750

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                               Deferred Amount with respect to such Distribution Date
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Deferred Amount Paid This Period                                                       0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Deferred Amount Occured This Period                                                    0.00
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

                               Remaining Deferred Amount
                                                                            Class M-1                                 0.00
                                                                            Class M-2                                 0.00
                                                                            Class M-3                                 0.00
                                                                            Class M-4                                 0.00
                                                                            Class M-5                                 0.00
                                                                            Class M-6                                 0.00
                                                                            Class M-7                                 0.00
                                                                            Class M-8                                 0.00
                                                                            Class M-9                                 0.00
                                                                            Class M-10                                0.00
                                                                            Class M-11                                0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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